UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                 March 10, 2007

                          MEDISCIENCE TECHNOLOGY CORP.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)
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

       New Jersey                   0-7405                    22-1937826
       ----------                   ------                    ----------
(State of Incorporation)  (Commission File Number ) (IRS Employer Identification No.)

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                               1235 Folkstone Way
                          Cherry Hill, New Jersey 08034
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 485-0362
                                 --------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a material definitive agreement

On March 10, 2007 Registrant announced that following periodic Board reviews of Chairman/CEO Peter Katevatis documented performance Dec. 19, 2006. Aug. 29, 2006, Jan. 30, 2007, March 5, 2007 its Board of Directors (Peter Katevatis abstaining), unanimously:

1. Resolved: that Peter Katevatis Employment Agreement (previously reported per 12b-2) expiring by its terms on March 5, 2007 is extended to March 5, 2015 and
                                                   -----------------------------
his salary increased from $200,000.00 per yr. (PK agreement /salary provisions 3-b--previously reported per 12b-2) to $250,000,00 per yr. as addendum to his March 5,1992 contract, with all terms and conditions of the March 5, 2007 agreement remaining and continuing unchanged. This Resolution is based upon Board consideration of his past documented performance and additional duties required arising out of the corporate "NEWCO" arrangements implicit in the $2M Bridge Financing and $5 to $10M Firm Public Offering agreement with EMPIRE Financial (previously SEC reported per 12b-2).

2. Resolved: that Katevatis shall receive and be entitled to an assignable (to heirs and/or assigns) cash bonus, (PK agreement /Bonus provisions
3-c--previously reported per 12b-2) with accrual of interest, of five hundred thousand dollars ($500,000.00) to be paid at the rate of one hundred twenty five thousand dollars ($125,000.00) per year on an annualized basis, or at his option convertible in total or part to Rule 144 restricted shares of the "BioScopix Inc subsidiary," expected recipient of the $5M to $10M Firm Public Offering proceeds, on the same terms and conditions as are then contractually applicable to EMPIRE Financial. Katevatis bonus to be vested only upon the "Closing Date"
                       ---------------------------------------------------------
of the $5 to $10 million dollar firm offering (IPO) by Empire Financial.
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

Peter Katevatis Esq.   ssMichael Kouvatas Esq.     ss/John Kennedy    ssWilliam Armstrong
  (Abstaining)

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(Submitted in full compliance with sections 8-K 1.01 re: "materiality"/exec compensation as applicable and in fulfillment of SEC Section 7, 7.01 Regulation
(FD) Full Disclosure as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 10, 2007

                                                   By: /s/ Peter Katevatis
                                                      --------------------------
                                                   Peter Katevatis CEO Chairman
                                                   Mediscience Technology Corp.